UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

ACI WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation or organization)	0-25346 (Commission File Number)	47-0772104 (I.R.S. Employer Identification Number)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(Address of principal executive offices, including zip code)

(239) 403-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ACIW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On May 9, 2019, ACI Worldwide, Inc. (“ACI”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition of E Commerce Group Products, Inc. (“ECG”), a subsidiary of The Western Union Company (“Western Union”), along with ECG’s subsidiary, Speedpay, Inc. (collectively referred to as “Speedpay”). This Form 8-K/A amends the Original Form 8-K and is being filed to provide the historical audited and unaudited financial statements of Speedpay and the unaudited condensed combined pro forma financial statements required by Item 9.01 of Form 8-K that were excluded from the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited combined balance sheets of Speedpay as of December 31, 2018 and 2017, the audited combined statements of comprehensive income, changes in net parent company investment, and cash flows for each of the three years in the period ended December 31, 2018, the related notes thereto, and the related independent auditors’ report of Ernst & Young LLP are filed in this Form 8-K/A as Exhibit 99.1.

The combined balance sheets of Speedpay as of March 31, 2019 (unaudited) and December 31, 2018, the unaudited combined statements of comprehensive income, changes in net parent company investment, and cash flows for the three months ended March 31, 2019 and 2018, and the related notes thereto are filed in this Form 8-K/A as Exhibit 99.2.

The consent of Ernst & Young LLP, Speedpay’s independent auditor, is filed in this Form 8-K/A as Exhibit 23.1.

(b)	Pro Forma Financial Information.

The unaudited condensed combined pro forma financial statements of ACI for the year ended December 31, 2018 and as of and for the three months ended March 31, 2019, and the notes related thereto are filed as Exhibit 99.3 to this report.

(d)	Exhibits

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Audited combined balance sheets of Speedpay as of December 31, 2018 and 2017, and audited combined statements of comprehensive income, changes in net parent company investment, and cash flows for each of the three years ended December 31, 2018, the notes related thereto, and the related independent auditors’ report of Ernst & Young LLP.

Exhibit 99.2	Combined balance sheets of Speedpay as of March 31, 2019 (unaudited) and December 31, 2018, the unaudited combined statements of comprehensive income, changes in net parent company investment, and cash flows for the three months ended March 31, 2019 and 2018, and the related notes thereto.

Exhibit 99.3	Unaudited condensed combined pro forma financial statements of ACI for the year ended December 31, 2018, and as of and for the three months ended March 31, 2019, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.
(Registrant)

Date: July 19, 2019	By:	/s/ SCOTT W. BEHRENS
	Name:	Scott W. Behrens
	Title:	Senior Executive Vice President, Chief Financial Officer and Chief Accounting Officer

3